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THE GABELLI
GLOBAL MULTIMEDIA
TRUST INC.

ANNUAL REPORT
DECEMBER 31, 2002

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THE GABELLI
GLOBAL MULTIMEDIA
TRUST INC.

Our cover icon represents the underpinnings of Gabelli.
The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective. The Trust seeks opportunities for long-term growth within the context of two main investment universes: companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, the Trust will invest in companies participating in emerging technological advances in interactive services and products.


                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      Virtually every sector of the multimedia industry (radio and television broadcasters, cable television operators, cable TV networks, publishers, entertainment software producers, and wired and wireless telecommunications companies) rallied strongly in the fourth quarter. The Gabelli Global Multimedia Trust (the "Trust") rose 16.57%, outpacing both the technology-dominated Nasdaq Composite Index, which rose 13.95%, and the broader Standard & Poor's ("S&P") 500 Index, which rose 8.43% for the fourth quarter. This late push was not nearly enough to prevent the Trust from closing the year with a significant decline of 27.09%. However, we are encouraged by multimedia stocks' strong fourth quarter performance and believe they can build on these gains in the year ahead.

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THE GABELLI
GLOBAL MULTIMEDIA
TRUST INC.

COMPARATIVE RESULTS

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                          AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2002 (A)
                          ----------------------------------------------------
                                                              SINCE
                                               QUARTER    INCEPTION (B)   5 YEAR      3 YEAR        1 YEAR
                                               -------    -------------   ------      ------        ------
   Gabelli Global Multimedia Trust:
     NAV Return (c) ........................    16.57%       9.15%        4.22%      (22.21)%      (27.09)%
     Investment Return (d) .................    13.88%       6.32%        3.32%      (25.00)%      (28.97)%

   MSCI AC World Free Index ................     7.84%       4.39%       (1.94)%     (16.30)%      (18.98)%
   Nasdaq Composite Index ..................    13.95%       7.09%       (3.19)%     (31.02)%      (31.53)%
   Lipper Global Fund Average ..............     5.97%       4.55%       (1.01)%     (15.09)%      (19.53)%

(a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. The Morgan Stanley Capital International (MSCI) All Country (AC) World Free and Nasdaq Composite Indices are unmanaged indicators of stock market performance, while the Lipper Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends are considered reinvested except for the Nasdaq Composite Index. Performance for periods less than one year are not annualized.
(b)  From commencement of investment operations on November 15, 1994.
(c)  Total returns and average annual returns reflect changes in net asset value
     (NAV), reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, and are net of expenses. Since inception return based on initial net asset value of $7.50.
(d) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions and adjustments for rights offerings. Since inception return based on initial offering price of $7.50.
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7.92% CUMULATIVE PREFERRED STOCK - 25% REDEMPTION

      As authorized by the Board of Directors, the Trust redeemed 25% (308,675 Shares) of its outstanding 7.92% Cumulative Preferred Stock. The redemption date was November 12, 2002 and the redemption price was $25.2530 per Preferred Share, which consists of $25.00 per Preferred Share plus accumulated and unpaid dividends through the redemption date of $0.2530 per Preferred Share.

      The redemption was made pro rata from each Preferred Stock Shareholder based on the respective number of Preferred Shares held by each such holder on the redemption date. The Preferred Shares redeemed are no longer deemed outstanding, dividends have ceased to accrue and all the rights of the Preferred Shareholders with respect to the Preferred Shares redeemed have ceased, except the right to receive the redemption price. Shareholders of record were mailed a redemption notice and letter of transmittal. The redemption price was paid only to shareholders of record who completed and signed the letter of transmittal and submitted certificates for the number of Preferred Shares being redeemed. New certificates were issued in respect of any excess Preferred Shares submitted.

      In addition, the Trust has filed an initial registration statement with the Securities and Exchange Commission for an offering of auction rate and fixed rate preferred stock in the future. The actual amount of capital to be raised, the dividend rate and the timing of any new offering will be determined at a later date. Any offering will be made only by means of a prospectus. Depending on prevailing interest rates, shareholder interest and other factors, the Board may determine to seek to structure any such offering so as to enable shareholders to exchange all or a portion of their Preferred Shares for such newly issued preferred stock in that offering.

      The Trust's 7.92% Cumulative Preferred Stock paid a cash distribution on December 26, 2002 of $0.495 per share. For the twelve-months ended December 31, 2002, Preferred Stock shareholders received distributions totaling $1.98, the annual dividend rate per share of Preferred Stock.

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/02
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                                PLOT POINTS FOLLOW:
                 UNITED STATES                     74.5%
                 EUROPE                            11.5%
                 ASIA/PACIFIC RIM                   6.3%
                 LATIN AMERICA                      4.3%
                 CANADA                             3.4%

                      HOLDINGS BY CLASSIFICATION - 12/31/02
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                                PLOT POINTS FOLLOW:
                 COPYRIGHT/CREATIVITY              55.0%
                 DISTRIBUTION                      45.0%

GLOBAL ALLOCATION

      The accompanying chart presents the Multimedia Trust's holdings by geographic region as of December 31, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Trust's future portfolio.

EQUITY MIX

      The Multimedia Trust's investment premise falls within the context of two main investment themes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications and commerce-related services such as basic voice, data and the Internet.

      The accompanying chart depicts the equity mix of the copyright/creativity and distribution companies in the Trust's portfolio as of December 31, 2002.

COMMENTARY

THE FCC: TALKING THE TALK, BUT WILL IT WALK THE WALK?

      In previous letters to shareholders, we have discussed in great detail the many issues facing a Federal Communications Commission ("FCC") that has been a vocal advocate of deregulation, but has not yet taken any major steps to modify or eliminate the antiquated rules that still govern media industries. In our third quarter shareholder letter, we noted that on September 12 the FCC announced a notice of proposed rulemaking encompassing some of the major regulatory issues impacting broadcasters and newspaper publishers. That was the starting date of a 90-day review session in which the FCC will be taking comments from media company representatives and public interest groups, and concluding their own internal studies on the regulatory framework of the industry. The FCC has indicated it will conclude its deliberations by the spring of 2003 and issue new rules shortly thereafter.

      Our hope is that the new rules will raise or eliminate the 35% national audience cap for television broadcasters, allow ownership of more than one television  station in the same market (a duopoly),  let media  companies  own a newspaper and television station in the same market, and permit media conglomerates to own more than one television network. Regulations restricting the national footprint of broadcasters and disallowing broadcast duopolies have already been struck down by the federal courts and remanded to the FCC. So, the FCC will be forced to substantially modify existing regulations. We suspect the FCC will also factor in the federal courts' posture on these two rules when reconsidering regulations preventing ownership of a newspaper and television station in the same market.

      We would like to add something else to this wish list--an economically sensible reallocation of radio wave spectrum. Contrary to popular belief, the airwaves in America are not crowded. There is plenty of spectrum (and new technologies to make the most of it) available to improve the quality of cellular telephone transmission and spur an explosion in wireless communications services. The problem is most of this spectrum is controlled by industries and government entities that are not using it. The biggest hogs are television broadcasters. They control nearly twice the amount of prime radio spectrum than that of cellular telephone operators, who serve ten times more customers. That's why the quality of cellular telephone service is still so poor and many new wireless communications applications aren't more widely available. The U.S. military, municipalities (police and fire departments) and universities also control a lot of under-utilized spectrum.

      FCC Chairman Michael Powell is on record saying that the existing spectrum allocation model must be replaced by a market-oriented system creating greater efficiencies. An advisory panel established by the FCC is expected to recommend an overhaul of existing regulations. We hope the FCC and Congress respond promptly to recommendations for reform, freeing up spectrum so that wireless communications can live up to its full potential.

MEDIA DEALS

      We believe meaningful changes in FCC regulations will set the stage for major consolidation in the media industry. But, the curtain may not go up until investors become more comfortable with leveraged companies, less suspicious of growth via acquisition strategies, and more confident that media company mergers will produce real synergies. Following the Enron, Tyco, WorldCom and Adelphia debacles, investors have been wary of leveraged companies (regardless of how well debt is covered by cash flow) and suspicious of growth by acquisition strategies (regardless of how much economic sense they make). The erratic AOL Time Warner merger has also given investors pause. We believe the stigma against leverage and growth by acquisition strategies will wane in the year ahead and investors will recognize that media industry consolidation makes good economic sense.

      Regarding AOL Time Warner, one of our most disappointing portfolio holdings this year, we believe that all the bad news, and then some, is already reflected in the company's depressed stock price. We are not sure how to value AOL's business. But, based on our valuation of Time Warner's market dominant media assets and the prospect of much better earnings for advertising-supported media as the economy recovers, we believe AOL Time Warner stock is an incredible bargain.

INVESTMENT SCORECARD

      A comparison of our fourth quarter and full-year performance rankings supports the biblical average that the last shall be first. For the first three quarters, Penton Media, Cablevision, Sprint PCS and Western Wireless were among our biggest portfolio disappointments. Yet, all these stocks finished near the top of our fourth quarter performance charts. Beaten up telecom equipment stocks such as Corning, Vodafone and Lucent also went from "worst to first" in the fourth quarter. "Bottom fishing" clearly rewarded investors in the fourth quarter. For the year, publishing companies Tribune, McClatchy, Media General and Scripps also buoyed portfolio performance. Those gains were offset by poor performance in selected media companies such as Gemstar, Crown Media and AOL Time Warner.

BARRON'S 2003 ROUNDTABLE

      Mario Gabelli, our Chief Investment Officer, has appeared in the prestigious BARRON'S Roundtable discussion annually since 1980. Many of our readers have enjoyed the inclusion of selected and edited comments from BARRON'S Roundtable in previous reports to shareholders. As is our custom, we are including selected comments of Mario Gabelli from BARRON'S 2003 Roundtable.

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                                    BARRON'S
                                   ROUNDTABLE
                                  MARIO GABELLI
                      CHAIRMAN AND CHIEF INVESTMENT OFFICER
                          GABELLI ASSET MANAGEMENT INC.
                      -------------------------------------
                       (THE FOLLOWING HAS BEEN EXCERPTED:)

                                  On the Money

             FOUR SAVVY INVESTORS, LOTS OF STOCKS AND ONE GOLD RULE
                              By LAUREN B. RUBLIN

DID SOMEONE SAY "THEME PARTY"? Naw, we didn't serve fondue, or dance to the hits of the 'Fifties, or come dressed as -- perish the thought -- our favorite hot-shot investors. Instead, we invited some of Wall Street's best and brightest to bring their favorite themes -- investment only, of course -- to the 35th annual BARRON'S Roundtable, which convened Jan. 6 in lower Manhattan.

It was quite a party. The worldly Marc Faber brought plenty of doom and gloom, along with animated talk of a boom -- in Asia's emerging markets. Abby Joseph Cohen, the scholar-in-residence at Goldman Sachs, brought a flawless memory for economic facts and financial figures, and a keen interpretation of same. And Mario Gabelli, sharp as ever, probably brought dozens of stock picks, as usual, but was kind enough to leave a few in the coatroom. After all, we had only nine hours, on that wintry day, to grill and drill this loquacious, provocative crowd.

BARRON'S: ALREADY, THIS NEW YEAR IS SHAPING UP DIFFERENTLY. THE PRESIDENT IS PROPOSING A BIG TAX-CUT PACKAGE, AND WE ARE LIKELY TO GO TO WAR WITH IRAQ, PROBABLY EARLY NEXT MONTH. MARIO, WILL IRAQ MAKE A DIFFERENCE TO THE ECONOMY, ASIDE FROM THE OBVIOUS -- OIL PRICES?

GABELLI: Oil is like a pickpocket in Times Square. As it goes over $30 a barrel, it robs my pocket. I am concerned about the unintended consequences of war. Somebody gets on an airplane with smallpox. We have another anthrax attack. Do the Iraqis dump scuds on Tel Aviv in a scorched-earth move as they're being taken out? Yet, I say it's worth the risk, because when I was growing up in the 1940s and '50s, I remember hearing about Prague. "Let them [the Nazis] have Prague."
                                      4

Q: WE GAVE THEM PRAGUE.

GABELLI: Right. And then we had another seven years. There is an air pocket in the economy right now. You basically come in with massive fiscal stimulation. You are either in Baghdad or you're out after six weeks. If you're out, and oil doesn't go up to $50 and stay there but comes back down to $25 or less a barrel, then this president has done everything, will do everything to get re-elected in 2004. As a result, we're going to have an extraordinarily good economy in the fourth quarter of 2003 and the first half of 2004, and the market will follow suit.

Q: WHAT'S YOUR TAKE ON INTEREST RATES, MARIO?

GABELLI: If oil falls to the low $20s, consumers around the world will be helped dramatically. The stimulation package is going to happen, too. Strong demand from the absence of the energy pickpocket will drive rates materially higher by the end of the year. The 10-year note will yield more than 5%.

BIGGS: I'm with Mario. I think the 10-year Treasury will yield over 5%. The central banks of the world clearly have said they are committed to reflation.

GABELLI: If we get a 50% reduction in taxes on dividends, it's going to have an impact on municipal bonds. [Tuesday, as part of a $674 billion economic-stimulus plan, President Bush called for the elimination of all taxes on corporate dividends.] Finally, interest-rate spreads will improve dramatically between government and high-yield bonds as the economy starts to improve.

Q: OF COURSE, ELIMINATING TAXES ON DIVIDENDS IS BAD FOR THE STATES, AS IT COULD RAISE THEIR BORROWING COSTS WHILE LOWERING THEIR REVENUES. AND IT'S BAD FOR REAL-ESTATE INVESTMENT TRUSTS.

GABELLI: Rain is bad for the parade and great for the farmer. There are a lot of trade-offs. There's a good opportunity here to make money on the short side in munis.

Q: MARIO, CARE TO PREDICT THE MARKET?

GABELLI: Because the president will do all in his power to get himself re-elected, we are going to have a very good economy in the spring of 2004. Oil will be under $25, and we will be reflating the world. The market will be up 10%, with lots of volatility. However, if oil unexpectedly hits the $40s, the Dow will fall to 6000-6500. But it will bounce back, because $40 oil is not sustainable in the short run.

On a long-term basis I see a '68-'81 kind of environment, where the market moves sideways. Earnings grow 6% a year and price-earnings multiples get bumped by higher rates. The year will be characterized by the chase for dividends. It's also a year in which deals come back. HSBC's deal to buy Household International was a wake-up call. The leveraged buyout firms haven't been able to tap the debt market, and that's starting to loosen up. Large companies want to grow. In addition to the fiscal stimulus, specific sectors will benefit from changes in regulatory dynamics. For example, the FCC [Federal Communications Commission] is going to reform the telecom act, and there will be reforms in media, utility and energy regulations. Even more interesting, we're going to have tort reform. All these things will create an extraordinarily fertile environment for corporate love-making.

Along similar lines, the FCC announced today that it is going to re-examine the telecom industry in a way that would favor facilities-based companies -- namely, the Baby Bells. [Under the FCC's plan, now in draft form, competitors such as long-distance providers eventually would lose their discounted access to the Bells' network switches.] This is a big boon to Verizon, SBC Communications and the rest. So, if you want to compete in local service, you'll have to build your own facilities.

SAMBERG: What Mario is saying is that after the government set the telecom monster loose and let it screw up the economy, after it has killed itself on its own, the government is going to jump on the corpse and trash it some more. Terrific. That's a great investment theme.

GABELLI: What I'm saying is, the Verizons of the world will do better. They will begin to spend money on Cisco and Lucent and R&D.

BARRON'S: MARIO, WHAT STOCKS HAVE YOU BROUGHT US?

GABELLI: First, I want to talk about old age, dividends and inflation. There are approximately 200 million vehicles on the road in the United States. The average age of a passenger car is 9.3 years, up from 8.1 years at the beginning of the 1990s. Light trucks are getting older, too. When I was growing up in the Bronx, a car lasted for 50,000 miles. Fifteen or 20 years ago, it lasted 100,000. Today, a new car will last 170,000 miles. In addition, years ago you used to get a two- or three-year warranty. Now, it's five years. So cars between five and nine years old are the sweet spot for parts consumption. Between 1996 and 2001, cars in the sweet spot declined 2.2%, to 61 million units. In the next five years, they are going to grow 15%, to 70 million. This is good news for GENUINE PARTS.

Q: WE WONDERED WHERE YOU WERE GOING WITH THIS.

GABELLI: The stock sells for 31.50 or so. The company pays a dividend of $1.16 a share, and dividends have grown for the past 30 years. The current yield is around 4%. The payout ratio is about 50%. The balance sheet is terrific. Debt is about $775 million. Earnings for 2002 probably will be a bit more than $2.10 a share, rising to $2.30 in 2003 and around $2.50 in 2004. Revenues will grow 4%-5% and earnings about 7.5%-8%. Genuine Parts is a purveyor of expendable auto components. The company is a leader in its market. If inflation picks up, parts prices will rise, and its growth will rise more.

Q: WHERE IS THE STOCK HEADED?

GABELLI: If you can find 8%-10% growers with good balance sheets and predictable earnings visibility, even with some quarterly earnings hiccups, a multiple of 20 times earnings isn't far-fetched. You could be looking at a $50 stock in a couple of years. Plus, you get the dividend.

NEFF: There is some evidence that Detroit is building a better car. Would that change the sweet spot any?

GABELLI: That's why the sweet spot moved from two to five years to six to 10.

BLACK: I owned Genuine Parts, but we sold it around 35 a share. The company's growing the top line by only 3%-4%. Formerly, it had been an 8%-9% grower.

GABELLI: We expect auto-parts sales to grow by 5% a year -- and that's with inflation of 1% -- over the next five years.

Now, to reiterate my view of the world, we're in a soft economy, but we'll get a bunch of fiscal stimulation in the form of tax cuts for the consumer and the business person, as well as something for the investor. We worry about higher oil prices acting like a pickpocket in Times Square. If the price of crude falls to under $25 a barrel, the world will reflate. Regulatory obstacles to business will be re-examined in 2003. No. 1, the Telecommunications Act of 1996 is re-examined. The opening salvo was launched today by the Federal Communications Commission, echoing a commitment made by [FCC Chairman Michael] Powell in the fall. The FCC is going to revisit the concept of unbundled networks, which would help the regional Bell companies by allowing only full, facilities-based competitors to enter the market. In the utilities area, the 1992 amendment to the PUHCA, or Public Utility Holding Company Act of 1935, which created all the opportunities for investment bankers to blow smoke up the portals of the utility companies, is going to be re-examined.

Q: HOW WILL THE ENERGY-TRADING SCANDALS AFFECT THE INDUSTRY?

GABELLI: Companies are going back to basics. They're going to return to a regulated monopoly business where they can earn 11%. But utility regulation is going to change. Institutions will be allowed to own more than 10% of the shares of any one utility. Then we're going to have an energy policy that will enable us to address the world of $90 oil that Marc commented on. [In the first installment of the Roundtable, Faber prophesied oil would hit $60-$90 a barrel in the next 10-15 years, as demand from Asia surges.] We're going to produce more, conserve more and find alternatives such as fuel cells and wind power.

Q: THERE'S BEEN A LOT OF THAT HERE TODAY.

GABELLI: We're also going to re-examine tort reform. And I want to talk about deals, deals and more deals. In the past year or two, acquisitions have been limited, because companies were concerned about being labeled serial acquirers like Tyco and WorldCom. HSBC's acquisition of Household International sounds the gong for a new wave of deals. This should benefit lots of my companies. Let's turn to your TV set. Advertiser-supported media is going to do quite well in 2003. And in 2004 we'll have the Olympics, the election and economic stimulation.

I'm recommending the small-television-station owners, because the FCC is going to change several rules. They're going to raise the ownership cap, making it possible for a given operator to own perhaps 50% of total households, versus the current 35%, at a given time. They will permit duopoly in small markets, meaning an operator will be able to own two TV stations. Third, they'll probably come out with a better ruling on whether cable operators must carry digital signals. Finally, television-station operators are finding new sources of revenues.

Q: WHICH STATION OWNERS DO YOU LIKE?

GABELLI: The first has done a pretty good job of damaging shareholder values. It's YOUNG BROADCASTING, YBTVA. It closed Friday at 13 a share. It has an equity market capitalization of approximately $260 million and net debt of about $600 million, for an enterprise value of $860 million. Young made an acquisition in San Francisco, taking a TV station away from NBC. Bob Wright [chairman of NBC] didn't forgive them, so he changed NBC's affiliation. Young paid about $750 million-$800 million for the station, and should sell it for $300 million-$400 million -- take a huge loss, sell it to NBC and apologize. That could drive the stock from 12 to 40. Right now Young has 11 television stations, reaching 6.1% of TV households -- six ABC affiliates, three CBS affiliates, one NBC affiliate and an independent in San Francisco, KRON. If you took the broadcasting cash flow of all of these stations except San Francisco, and applied it to all of the company's debt, you'd get the San Francisco station for free.

Q: WHAT'S YOUR NEXT PICK?

GABELLI: LIBERTY, not LIBERTY MEDIA, which I'll talk about in a minute. Liberty's symbol is LC. The stock trades on the New York Stock Exchange for 39, and there are 19.8 million shares outstanding. The company's got a $770 million market value, $60 million of cash, and $50 million of other assets which are being converted to cash. Thus, you're really paying $660 million. Liberty has 15 affiliated television stations. The company has not done a good job of managing shareholders' money, but they're generating significant cash flow. They will generate a couple of hundred million dollars over the next three or four years. Earnings will climb from $1.60 a share in 2002 to $2 to $3. The company is controlled by the Hipp family in South Carolina.

          Mario GABELLI'S PICKS

COMPANY             SYMBOL     1/6/03 PRICE

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GENUINE PARTS         GPC         $31.88
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YOUNG BROADCASTING    YBTVA        13.55
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LIBERTY CORP          LC           39.31
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TRIBUNE               TRB          47.79
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DQE                   DQE          16.50
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WESTAR ENERGY         WR           10.26
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VERIZON COMM          VZ           44.07
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DEL MONTE FOODS       DLM           7.85
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CAMPBELL SOUP         CPB          24.21
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H.J. HEINZ            HNZ          33.91
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VIVENDI UNIVERSAL     V            18.22
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LIBERTY MEDIA         L             9.66
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AOL TIME WARNER       AOL          14.09
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SOURCE: BLOOMBERG
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Q: WHAT DO YOU THINK OF LIBERTY MEDIA?

GABELLI: Be patient. Now, a kind word for TRIBUNE. The stock is 47. There are 330 million shares outstanding. Earnings of $2.20 a share are going to $3.50 a share. Dennis FitzSimons [the current CEO] is going to succeed John Madigan.

Among utilities, I like DQE, formerly known as Duquesne. DQE has 586,000 electric customers in the Pittsburgh area and a propane business that serves 70,000 customers. The company is shedding assets. It's selling most of its water-utility business to Philadelphia Suburban for $205 million. It's lowering debt, which will fall to $800 million in a couple of years from a current $1.3 billion. Management got spooked by the rating agencies, so the investment bankers convinced them to sell some stock. They sold 17 million shares last year at $13.50 a share. We bought a basketful, and we're still nibbling.

Q: WHAT'S THE STOCK PRICE?

GABELLI: Around 15.50. The company cut its dividend in October, to a dollar a share. As debt gets paid down, the dividend will rise. Plus, this is a consolidation play. Somebody will take them over.

NEFF: What's the P/E?

GABELLI: DQE probably earned $1.30 a share in 2002. It was a hot summer in Pittsburgh, so earnings may be flat in 2003, except for interest expense. The stock trades for 12-13 times earnings. At eight times Ebitda [earnings before interest, taxes, depreciation and amortization] I could do an LBO [leveraged buyout] of this company, but that will not happen now. It might take a year and a half to get a deal done. At that multiple, the stock is worth in the low $20s.

NEFF: Is this a 4%, 5%, 6% grower?

GABELLI: Yes. It's best to buy an index of utility stocks. The regulated business will grow by 5%. Payout ratios will return to more historic levels, and you could get a very good return on these stocks.

My next stock, WESTAR ENERGY, formerly Western Resources, is not without controversy. Its former CEO was indicted. The new CEO, Jim Haines, is a good chap. Westar, symbol WR, has 74 million shares outstanding. The stock trades for 10, giving the company a market value of $740 million. It pays a dividend of $1.20 a share. Westar has $3.6 billion of debt, but Kansas's regulatory commission has told the company to get that down to $1.8 billion. The company owns 45 million shares of Oneok, worth $1 billion. Somehow, they have to monetize it. They own Protection One, a protection company, which they will also sell or otherwise deconsolidate. I would then suggest to the chairman that he reduce the dividend to 60 cents, but pay shareholders a 60-cent stub. The company's regulated business has a book value of $16-$18 a share, on which it can earn 11%. The company can earn about $2 a share. Two years from now, you could double your money and Westar will be merged with someone else.

Q: MARIO, HAVE YOU ACTUALLY SUGGESTED THIS?

GABELLI: I haven't talked to Mr. Haines at all. He'll read it when this is published. The company doesn't have a debt problem, it has a cosmetic problem. By cutting the dividend to 60 cents, you throw a bone to the regulators, much as Con Edison did in New York in the 1970s. The regulators didn't like the former CEO, but Haines is a former regulator and has credibility.

BLACK: A lot of these electric utilities make about 13%-14% on book. They're leveraged roughly one-to-one on a debt-to-equity basis. They're making 6.5%-7% on total capital, but they've been destroying capital for years because their returns are below a normalized cost of capital, which is 8.5% or 9%. Maybe as stocks they go up, but as an industry this is a lousy play and it has been historically.

GABELLI: I don't know what you are talking about. I think you can make a lot of money in this area. Once the PUHCA rules are amended, guys like Warren Buffett and I are going to put tons of money into the group. And we're going to earn 20%-25% on our investment. Look, there's weakness in utilities if inflation goes to 6%-7%, because there's a lag effect for adjusting rates. But local distribution is still a terrific business, whether it's electric or gas.

Next, I've got a small-cap stock: VERIZON COMMUNICATIONS. It has only 2.7 billion shares, and trades for 40.50. However, the stock will be up today
[indeed, Verizon closed up 3.62, to 44.07 on Jan. 6, although it has since backtracked]. The FCC has just proposed changes that will help the RBOCs [regional Bell operating companies]. The competition that was fueled by Wall Street's greed is dying, and the Bells are going to get stronger. Verizon can earn about $2.80 a share this year. It will probably grow by 6%-7%, maybe a little faster. The stock yields about 3.75% and sells below the S&P's price/earnings multiple. I could also make the same case for SBC Communications and BellSouth, but Verizon's enough for now.

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Q:  THAT'S RESTRAINT.

GABELLI: Barton talked about the attractiveness of consumer staples. [Last week's Roundtable installment featured Barton Biggs' stock picks, including Kraft Foods, PepsiCo, Coca-Cola and Colgate-Palmolive.] I've got three more names. DEL MONTE FOODS sells for 8. There are 210 million shares outstanding. So that's $1.6 billion in market value. The company has $1.8 billion of debt. Del Monte is a producer of consumables such as pet foods, tuna and vegetables. Revenues for the year ending April 2004 will be about $3.4 billion. Earnings will be 80 to 90 cents. The stock could trade for the same multiple as Ralcorp, a producer of non-branded staples. If that happens, it goes to 15-16 in two years.

CAMPBELL SOUP is another potential winner. The stock is 24, and the company has a $10 billion market cap and $3.5 billion of debt. They are getting themselves ready for a sale.

Q:  WHAT IS GOING TO TURN THIS COMPANY AROUND?

GABELLI: It's got better management, better products. It's moving into Europe. The chairman, George Sherman, did a pretty decent job in his former life, running Danaher. Management is grooming Campbell for a takeover, which could happen in the low 30s. We think it will happen a year from now.

BLACK: The company's condensed soups have been losing share for a long time. This is a classic marketing problem.

GABELLI: It's a matter of execution. This is a terrific category, with seven or eight companies. There's Unilever and Nestle and PepsiCo in the $100-billion-market-cap category. There are a whole bunch of companies in the $10 billion-$20 billion market. There is another round of consolidation occurring. Campbell is on my list.

My next stock is ketchup -- any color, any flavor, any price. Yes, H.J. HEINZ. The stock is 33, and the symbol is HNZ. Heinz has $4 billion of debt and a $15 billion market cap. After the spinoff of its SKF subsidiary, which was merged into a subsidiary of Del Monte, Heinz will have earnings of about $2 a share. That will grow by about 7%-8% a year, and cash flow is excellent. A good part of Heinz's business is in Europe, where earnings will benefit from a declining dollar.

Q:  PLEASE TELL US ABOUT LIBERTY MEDIA.

GABELLI: There will be a lot of acquisitions and financial transactions in the world of entertainment. Walt Disney and VIVENDI UNIVERSAL are thinking about transactions. I'll start with Vivendi, because it is the least controversial [general laughter]. The stock is around 17. There are 1.1 billion shares outstanding. We think the company is worth about 35 euros a share. We like their strategy. Vivendi has a very good business in wireless telecom in France. They could always pick up the phone and sell it to Vodafone. Canal Plus, their cable business in France and elsewhere in Europe, is wonderful. There's the entertainment business in the United States, which is terrific, particularly the sci-fi and cable-channel networks. Jean-Rene Fourtou, who succeeded Jean-Marie Messier, is liquefying the company. We've been buying the stock.

Time for Liberty Media and John Malone [the company's chairman]. Here's the math: 2.7 billion shares outstanding at 9 a share comes out to $25 billion in market value. Liberty is invested in other companies whose stocks are going to rise. Plus, it will benefit from more merger activity and more favorable regulations. It's got a great collection of assets.

Q:  WHAT HAPPENED TO MALONE? HE USED TO BE A GOOD INVESTOR.

GABELLI: Malone made the dumbest investments in the world. He invested in telecoms and made a lot of mistakes, but let's deal with the deck we have. It's a pretty interesting deck. Is he going to team up with Barry Diller to go after Vivendi? Is he going to put QVC and Home Shopping Network together? Is he going to do something with Bob Wright? Will he be in the forefront of the re-engineering of other companies? Whatever the case, the stock is cheap at 9, and gives you the equivalent of an active index fund in the media/entertainment area.

BLACK: What does he do with the company's AOL holding? [Liberty Media owns 170 million AOL Time Warner shares.] I own Liberty as well, and it's got a breakup value of $14 a share, conservatively speaking. But there's this huge holding in AOL.

GABELLI: AOL is driven by AOL. If it were just Time Warner, the stock would sell for a higher price. Those of us who owned Time Warner made a lot of money on this deal [the January 2001 merger of AOL and Time Warner], because our stock got up to 90-100, and we sold it. They marked it up, and we moved it down. We started buying it back around 18 to 21, and the stock is around 11-12 today. There are about 4.4 billion shares, times 12 a share, which is $50 billion in market value. It's got another $30 billion of debt, so that's an enterprise value of $80 billion. Looking at their non-AOL businesses, you get a value that is higher than $80 billion. Cash flow is very good. The company is planning to spin off Time Warner Cable. They'll buy Cablevision. You knew I would get that in today! [Gabelli predicted at the 2002 Roundtable that Cablevision eventually would be sold.] The question is, can they revitalize the company and maintain AOL's subscriber base? Can they continue to create new services that are unique at AOL? Can they get cash flow from transactions?

SAMBERG: And the answer is?

GABELLI: I don't know. I was never one pushing the AOL model.

Q:   THANKS MARIO. []

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

CITIZENS COMMUNICATIONS CO. (CZN - $10.55 - NYSE) is one of the nation's top three largest independent local exchange carriers with about 2.5 million access lines after completion of a $3.4 billion acquisition of almost 1.1 million lines from Frontier. This and several other recent acquisitions, accompanied by divestitures of its utilities operations, have repositioned the company as a pure telecommunications carrier. After recent completion of the tender offer for 19% of the shares that it already did not own, CZN now owns 100% of Electric Lightwave Inc., a competitive carrier with fiber optic networks covering the Western part of the U.S. The company is now focused on expanding profit margins and strengthening its balance sheet by using the strong free cash flow of its local phone operations as well as proceeds from the sale of the remaining utility operations to pay down debt.

COMCAST CORP. (CMCSK - $22.59 - NASDAQ), run by the Roberts family, is the largest cable operator in the U.S., controlling 22 million subscribers or almost 1 in 4 U.S. multichannel homes. The company also controls home shopping giant QVC and a number of cable networks, including E!, Outdoor Life, The Golf Channel, G4 and several regional sports networks.

GAYLORD ENTERTAINMENT CO. (GET - $20.60 - NYSE) is a diversified company operating principally in two segments: hospitality and media. The company's hospitality group consists of an interrelated group of businesses including the Opryland Hotel Nashville, the Inn at Opryland, the General Jackson (an entertainment showboat), and other related assets. The media group consists primarily of the Grand Ole Opry, the Ryman Auditorium, the Wildhorse Saloon, and three Nashville radio stations. Gaylord's management team is focusing on unlocking shareholder value. They have recently opened a new hotel, the Gaylord Palms, in Orlando, FL and are constructing a third in Grapevine, TX. The company recently announced the sale of Acuff-Rose Music Publishing to Sony for $157 million and the sale of its stake in the Opry Mills mall for $30 million, allowing Gaylord to finance the completion of the Texas hotel.

GRUPO TELEVISA SA (TV - $27.93 - NYSE), headquartered in Mexico, is Latin America's dominant Spanish language media and broadcast company. The company has interests in television production and broadcasting, programming for pay television, direct-to-home (DTH) satellite services, publishing and publishing distribution, cable television, radio broadcasting and production. The company also produces thousands of hours of television programming annually which it exports to over 21 countries including the United States. This large and expanding program library is exclusively available for U.S. distribution by Univision Communications (UVN - $24.50 - NYSE), a Spanish-language television broadcaster in the United States in which Televisa has as a 15% fully diluted equity stake.

LIBERTY MEDIA CORP. (L - $8.94 - NYSE), run by deal maker and media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. Liberty Media holds interests in globally branded entertainment networks such as the Discovery Channel, CourtTV, Encore and STARZ!. Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services.

MCCLATCHY CO. (MNI - $56.73 - NYSE), headquartered in Sacramento, California, is a leading newspaper publisher. The company publishes 11 daily and 13 non-daily newspapers with daily circulation of 1.4 million and Sunday circulation of 1.9 million. McClatchy operates in four geographic clusters: California (representing 34% of revenue), Minnesota (representing 34% of revenue), the Carolinas (representing 16% of revenue), and the Northwest (representing 15% of revenue). The company's publications include: The Sacramento Bee, the Star Tribune, The News & Observer, The News Tribune, and the Anchorage Daily News.

MGM MIRAGE (MGG - $32.97 - NYSE) owns and/or operates fifteen hotel-casino report properties, twelve of which are located in Nevada. Among those located on the Las Vegas Strip are Bellagio, the MGM Grand Hotel and Casino, The Mirage, Treasure Island, New York-New York Hotel and Casino, the Boardwalk Hotel and Casino, and Monte Carlo, a 50-50 joint venture with Mandalay Resort Group (MBG - $30.61 - NYSE). MGM Mirage also owns and operates hotel-casino resort properties in Michigan, Mississippi and Australia. In November 2000, a limited liability company, which MGG owns 50-50 with Boyd Gaming Corporation (BYD - $14.05 -
NYSE), began construction of the Borgata, a 2,000-guestroom hotel-casino resort in Atlantic City, New Jersey, which is scheduled to open in the summer of 2003.

NEXTEL COMMUNICATIONS INC. (NXTL - $11.55 - NASDAQ) is one of two remaining independent national wireless carriers in the U.S., servicing over 10 million mostly high-value business subscribers and controlling wireless licenses covering over 235 million people. Nextel is differentiating itself by offering its unique direct-connect feature that allows instant two-way voice communication. Since the beginning of 2002, the company has used a combination of cash and stock to reduce its debt by over $1.8 billion while still maintaining a healthy $2.4 billion cash balance. Nextel has submitted a proposal to the FCC to re-allocate its spectrum portfolio at the radio frequencies also used by the public safety organizations. The FCC decision is expected over the next few months and, if approved, would significantly strengthen Nextel's competitive position.

TRIBUNE CO. (TRB - $45.46 - NYSE), headquartered in Chicago, is a leading national media company with operations in major U.S. markets. With its 2000 acquisition of The Times Mirror Company, it now has television and/or newspaper properties in 18 of the nation's top 30 markets. It is the only media company with television, newspaper and Internet properties in the nation's top three markets -- New York, Los Angeles and Chicago. Flagship properties include:
WPIX-TV (New York), WGN-TV (Chicago), Newsday, Los Angeles Times, and Chicago Tribune. Additionally, Tribune owns the Chicago Cubs and has a stake in the WB Television Network. The company is focused on growing and strengthening its major market cross-media positions.

VIVENDI UNIVERSAL (V - $16.07 - NYSE) owns wireless and wireline communications companies, European cable and satellite assets, Seagram's former Universal Film, Music, and Entertainment divisions and a varied assortment of interactive investments. The firm has recently de-leveraged through numerous asset sales and has appointed Jene-Rene Fourtou as replacement for ousted CEO Jean-Marie Messier. Mr. Fourtou is known as a restructuring artist and comes from the drug firm Aventis.

STOCK REPURCHASE PLAN

      The Trust is authorized to repurchase up to 1,000,000 shares of the Trust's outstanding shares. Pursuant to this stock repurchase plan, the Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through December 31, 2002, 786,933 shares have been repurchased in the open market under this stock repurchase plan.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions as reflected below.

                                FEBRUARY                             MARCH                   APRIL
                                --------                             -----                   ------
      1st Tuesday               Howard Ward                          Howard Ward             Howard Ward
      1st Wednesday             Walter Walsh & Laura Linehan         Caesar Bryan            Charles Minter & Martin Weiner
      2nd Wednesday             Caesar Bryan                         Susan Byrne             Susan Byrne
      3rd Wednesday             Elizabeth Lilly                      Henry Van der Eb        Ivan Arteaga
      4th Wednesday             Barbara Marcin                       Barbara Marcin          Walter Walsh & Laura Linehan
      5th Wednesday                                                                          Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      For much of the last three years, multimedia stocks under-performed the broad market. However, in the fourth quarter, they were among the leaders in a strong market rally. We believe two factors point to better absolute and relative performance in the year ahead. First and foremost, the elimination of restrictive government regulations should allow free market forces to work their magic. Second, advertising-supported media, which is a very cyclical business, should do much better in the year ahead as the economy continues to recover.

                                  Sincerely,

                                  /S/MARIO J. GABELLI
                                  MARIO J. GABELLI, CFA
                                  Portfolio Manager and Chief Investment Officer

February 10, 2003

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                DECEMBER 31, 2002
                                -----------------

Citizens Communications Co.                     McClatchy Co.
Comcast Corp.                                   MGM Mirage
Gaylord Entertainment Co.                       Nextel Communications Inc.
Grupo Televisa SA                               Tribune Co.
Liberty Media Corp.                             Vivendi Universal
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2002

                                                     MARKET
   SHARES                                   COST     VALUE
 ---------                                  -----   ---------
            COMMON STOCKS -- 94.4%
            COPYRIGHT/CREATIVITY COMPANIES -- 42.3%
            BUSINESS SERVICES: ADVERTISING -- 0.5%
      8,000 Donnelley (R.H.) Corp.+  $    101,139 $    234,480
     20,000 Harte-Hanks Inc. .......      147,611      373,400
      4,200 Havas SA ...............       20,733       16,307
      2,000 Publicis Groupe ........       13,971       42,394
                                     ------------ ------------
                                          283,454      666,581
                                     ------------ ------------
            COMPUTER SOFTWARE AND SERVICES -- 2.0%
      1,500 Activision Inc.+ .......        6,415       21,885
     10,000 America Online
               Latin America Inc.,
               Cl. A+ ..............       43,250        3,700
      3,000 Atlus Co. Ltd.+ ........       17,662       13,373
      8,000 Block (H&R) Inc. .......      162,450      321,600
      9,473 CNET Networks Inc.+ ....      102,468       25,672
      3,230 EarthLink Inc.+ ........       45,250       17,604
        500 Electronic Arts Inc.+ ..        5,588       24,885
     40,000 EMC Corp.+ .............      588,871      245,600
     10,000 Jupitermedia Corp.+ ....       12,067       24,900
     33,000 Microsoft Corp.+ .......    1,487,798    1,706,100
      2,000 Mobius Management
               Systems Inc.+ .......       12,540        4,800
      1,000 Pixar Inc.+ ............       39,153       52,990
     12,000 Yahoo! Inc.+ ...........      194,054      196,200
                                     ------------ ------------
                                        2,717,566    2,659,309
                                     ------------ ------------
            CONSUMER PRODUCTS -- 0.4%
      6,000 Department 56 Inc.+ ....       65,655       77,400
        100 eBay Inc.+ .............        6,163        6,782
     20,000 Mattel Inc. ............      241,358      383,000
                                     ------------ ------------
                                          313,176      467,182
                                     ------------ ------------
            ELECTRONICS -- 0.6%
     46,165 Agere Systems Inc., Cl. B+    142,676       64,631
      6,000 Intel Corp. ............      162,470       93,420
     60,000 Oak Technology Inc.+ ...      217,241      159,000
      3,570 Royal Philips Electronics
               NV, ADR .............       29,368       63,118
     10,000 Sony Corp., ADR ........      574,996      413,100
                                     ------------ ------------
                                        1,126,751      793,269
                                     ------------ ------------
            ENTERTAINMENT -- 14.2%
     65,000 AOL Time Warner Inc.+ ..    1,013,194      851,500
        481 Boston Celtics L.P.+ ...        4,267       13,227
     60,000 Canal Plus, ADR ........       10,818       56,412
     25,000 Crown Media Holdings
               Inc., Cl. A+ ........      146,640       56,500
     21,622 EMI Group plc ..........       89,060       48,385
     30,000 EMI Group plc, ADR .....      394,397      134,265
     32,000 Fox Entertainment Group
               Inc., Cl. A+ ........      722,750      829,760
    200,000 Gemstar-TV Guide
               International Inc.+ .    1,734,525      650,000
     70,000 GMM Grammy Public
               Co. Ltd. ............       55,457       29,072
      5,282 Granada  plc ...........       35,566        6,782
    707,590 Liberty Media Corp.,
               Cl. A+ ..............    2,546,623    6,325,855
     17,000 Regal Entertainment
               Group, Cl. A ........      323,000      364,140
    100,000 Shaw Brothers
               (Hong Kong) Ltd. ....      145,929      102,585
     70,000 Six Flags Inc.+ ........      529,700      399,700
     70,000 SMG plc ................      205,497      108,750

                                                     MARKET
   SHARES                                   COST     VALUE
 ---------                                  -----   ---------
     85,000 The Walt Disney Co. .... $  1,972,305 $  1,386,350
    141,000 Viacom Inc., Cl. A+ ....    2,121,177    5,754,210
     25,000 Vivendi Universal SA ...    1,060,416      403,738
     75,000 Vivendi Universal SA, ADR   2,825,297    1,205,250
      4,000 World Wrestling
               Entertainment Inc.+ .       58,000       32,200
                                     ------------ ------------
                                       18,488,118   18,758,681
                                     ------------ ------------
            HOTELS AND GAMING -- 6.5%
      8,000 Aztar Corp.+ ...........       40,900      114,240
      6,000 Churchill Downs Inc. ...      125,432      229,080
    199,500 Gaylord Entertainment Co.+  5,086,459    4,109,700
     18,000 GTECH Holdings Corp.+ ..      167,644      501,480
    740,000 Hilton Group plc .......    2,809,249    1,989,535
     51,000 Magna Entertainment
               Corp., Cl. A+ .......      339,150      316,200
     33,000 MGM Mirage+ ............      896,234    1,088,010
     10,000 Park Place Entertainment
               Corp.+ ..............       61,344       84,000
     10,000 Starwood Hotels & Resorts
               Worldwide Inc. ......      309,513      237,400
                                     ------------ ------------
                                        9,835,925    8,669,645
                                     ------------ ------------
            PUBLISHING -- 18.1%
     20,000 Arnoldo Mondadori
               Editore SpA .........       63,827      123,823
    100,000 Belo Corp., Cl. A ......    1,556,990    2,132,000
      1,000 Dow Jones & Co. Inc. ...       46,722       43,230
     20,000 EMAP plc ...............      207,970      240,844
     18,000 Gannett Co. Inc. .......      967,807    1,292,400
      2,833 Golden Books Family
               Entertainment Inc.+ .            0            4
      2,000 Hollinger International Inc.   26,475       20,320
    114,000 Independent News
               & Media plc .........      169,063      185,420
     15,000 Journal Register Co.+ ..      244,399      266,700
     15,000 Knight-Ridder Inc. .....      659,380      948,750
     55,000 Lee Enterprises Inc. ...    1,204,236    1,843,600
     19,000 McClatchy Co., Cl. A ...      517,138    1,077,870
     16,000 McGraw-Hill Companies Inc.    612,170      967,040
     22,000 Media General Inc., Cl. A     972,570    1,318,900
     27,000 Meredith Corp. .........      636,668    1,109,970
    100,000 Nation Multimedia Group+       84,677       27,842
    100,000 New Straits Times Press
               Berhad+ .............      296,714      108,948
     20,000 News Corp. Ltd., ADR ...      396,739      525,000
    150,000 Oriental Press Group Ltd.      46,315       23,274
     92,000 Penton Media Inc.+ .....    1,223,210       62,560
     10,000 Playboy Enterprises
               Inc., Cl. A+ ........       97,125       91,500
     97,400 Post Publishing Co. Ltd.       47,100       72,315
    170,000 PRIMEDIA Inc.+ .........      870,231      350,200
     47,000 Pulitzer Inc. ..........    1,393,375    2,112,650
     73,200 Reader's Digest
               Association Inc. ....    1,353,116    1,105,320
      1,000 Scholastic Corp.+ ......       16,500       35,950
    251,520 SCMP Group Ltd. ........      181,457      104,822
     33,000 Scripps (E.W.) Co., Cl. A   2,001,394    2,539,350
     54,452 Singapore Press Holdings
               Ltd. ................      696,171      571,358
        300 SPIR Communication .....       23,329       24,555
     15,000 Telegraaf Holdingsmij - CVA   285,271      243,030
     48,000 Thomas Nelson Inc.+ ....      570,212      480,960
     84,000 Tribune Co. ............    3,528,623    3,818,640


                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                                DECEMBER 31, 2002
                                                     MARKET
   SHARES                                   COST     VALUE
 ---------                                  -----   ---------
            COMMON STOCKS (CONTINUED)
            COPYRIGHT/CREATIVITY COMPANIES (CONTINUED)
            PUBLISHING (CONTINUED)
     15,000 United Business
               Media plc, ADR ...... $    147,162 $     63,750
        800 Wiley (John) & Sons
               Inc., Cl. B .........        5,692       19,096
      4,000 Wolters Kluwer NV ......       90,625       69,677
                                     ------------ ------------
                                       21,240,453   24,021,668
                                     ------------ ------------
            TOTAL COPYRIGHT/
              CREATIVITY
              COMPANIES ............   54,005,443   56,036,335
                                     ------------ ------------
            DISTRIBUTION COMPANIES -- 52.1%
            BROADCASTING -- 16.2%
     18,000 CanWest Global
               Communications Corp.+      156,991       72,720
     18,000 CanWest Global
               Communications Corp.,
               Sub-Voting+ .........       92,011       73,491
      2,000 Carlton Communications plc,
               ADR .................       63,625       22,200
     27,000 Clear Channel
               Communications Inc.+       664,696    1,006,830
      8,333 Corus Entertainment Inc.,
               Cl. B+ ..............       33,927       99,957
      9,000 Cox Radio Inc., Cl. A+ .       55,500      205,290
      1,000 Emmis Communications Corp.,
               Cl. A+ ..............       10,489       20,830
     28,520 Fisher Communications Inc.  1,505,735    1,503,575
     67,500 Granite Broadcasting Corp.+   400,055      138,375
    100,000 Gray Television Inc. ...    1,295,437      975,000
     13,125 Gray Television Inc.,
               Cl.  A ..............      166,990      155,531
     10,000 Grupo Radio Centro,
               SA de CV, ADR+ ......       46,871       19,500
    155,000 Grupo Televisa SA, ADR+     5,215,748    4,329,150
     34,000 Hearst-Argyle Television
               Inc.+ ...............      341,006      819,740
      4,550 Lagardere S.C.A. .......      100,163      184,823
    151,000 Liberty Corp. ..........    6,950,356    5,858,800
     20,000 LIN TV Corp., Cl. A+ ...      440,000      487,000
      4,000 Metropole TV M6 SA .....       35,208       87,684
      3,000 Nippon Television Network
               Corp. ...............      507,941      447,459
      4,650 NRJ Group ..............       22,694       70,753
      1,000 NTN Communications Inc.+          862        1,200
     70,000 Paxson Communications
               Corp.+ ..............      610,725      144,200
        500 Radio One Inc., Cl. A+ .        5,510        7,310
      1,000 Radio One Inc., Cl. D+ .       11,428       14,430
      1,500 RTL Group (Brussels) ...       76,363       45,253
      3,500 RTL Group (New York) ...      113,838      103,938
      1,906 SAGA Communications
               Inc., Cl. A+ ........        9,709       36,214
     80,000 Salem Communications
               Corp., Cl. A+ .......    1,285,175    1,997,600
      2,000 SBS Broadcasting SA+ ...       42,022       29,042
     30,000 Sinclair Broadcast Group Inc.,
               Cl. A+ ..............      311,912      348,900
     43,000 Sistem Televisyen Malaysia
               Berhad+ .............       41,566        2,659
     25,000 Societe Television
               Francaise 1 .........      249,649      667,912
      3,000 Spanish Broadcasting
               System Inc., Cl. A+ .       47,623       21,600

                                                     MARKET
   SHARES                                   COST     VALUE
 ---------                                  -----   ---------
     50,000 Television Broadcasts
               Ltd ................. $    187,673 $    157,725
     50,000 Tokyo Broadcasting System
               Inc. ................      727,119      628,634
     15,000 TV Azteca, SA de C.V. ..       95,250       71,850
     25,000 Ulster Television plc ..      100,374      121,750
     51,000 Young Broadcasting Inc.,
               Cl. A+ ..............    1,475,410      671,670
                                     ------------ ------------
                                       23,497,651   21,650,595
                                     ------------ ------------
            BUSINESS SERVICES -- 0.6%
     15,000 Carlisle Holdings Ltd.+        78,754       41,250
     48,000 Cendant Corp.+ .........      593,292      503,040
        500 CheckFree Corp.+ .......        5,520        8,001
      1,000 Convergys Corp.+ .......       17,738       15,150
        500 Dun and Bradstreet Corp.+       6,320       17,245
      8,000 Interactive Data Corp.+        52,250      110,000
      1,000 Moody's Corp. ..........       20,012       41,290
      3,000 Princeton Video Image Inc.+    21,000          990
        100 SYNAVANT Inc.+ .........           38           93
      2,500 Traffix Inc.+ ..........       12,500        8,125
                                     ------------ ------------
                                          807,424      745,184
                                     ------------ ------------
            CABLE -- 4.1%
      6,000 Austar United
               Communications Ltd.+        21,083          574
    210,000 Cablevision Systems Corp.,
               Cl. A+ ..............    3,491,667    3,515,400
     60,000 Charter Communications Inc.,
               Cl. A+ ..............      150,134       70,800
     37,350 Comcast Corp., Cl. A+ ..    1,104,551      880,339
      7,000 Comcast Corp., Cl. A,
               Special+ ............       53,073      158,130
     12,000 Mediacom Communications
               Corp.+ ..............       98,625      105,720
     39,000 Shaw Communications Inc.,
               Cl. B ...............      105,570      400,670
     11,000 Shaw Communications Inc.,
               Cl. B, Non-Voting          103,451      113,080
     22,680 Telewest Communications plc+   37,551          730
      1,225 Telewest Communications plc,
               ADR+ ................      358,382        7,767
     50,000 UnitedGlobalCom Inc.,
               Cl. A+ ..............      275,444      120,000
                                     ------------ ------------
                                        5,799,531    5,373,210
                                     ------------ ------------
            CONSUMER SERVICES -- 2.0%
      4,000 Bowlin Travel
               Centers Inc.+ .......        3,022        6,120
      1,000 Hotels.com, Cl. A+ .....       16,000       54,630
      1,000 Martha Stewart Living
               Omnimedia Inc., Cl. A+      18,000        9,870
      4,000 TiVo Inc.+ .............       27,943       20,920
    110,000 USA Interactive Inc.+ ..    2,642,200    2,521,200
                                     ------------ ------------
                                        2,707,165    2,612,740
                                     ------------ ------------
            DIVERSIFIED INDUSTRIAL -- 0.1%
      2,000 General Electric Co. ...       19,538       48,700
      7,700 Hutchison Whampoa Ltd. .       71,267       48,184
                                     ------------ ------------
                                           90,805       96,884
                                     ------------ ------------
            ENERGY AND UTILITIES -- 0.4%
     45,000 El Paso Electric Co.+ ..      358,877      495,000
                                     ------------ ------------

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                                DECEMBER 31, 2002
                                                     MARKET
   SHARES                                   COST     VALUE
 ---------                                  -----   ---------
            COMMON STOCKS (CONTINUED)
            DISTRIBUTION COMPANIES (CONTINUED)
            ENTERTAINMENT: DISTRIBUTION -- 1.1%
      6,000 AMC Entertainment Inc.+  $     11,737 $     53,100
      6,000 Blockbuster Inc., Cl. A        62,925       73,500
      3,150 British Sky Broadcasting
               Group plc, ADR+ .....       56,080      126,189
    100,000 GC Companies Inc.+ .....      241,092       18,000
     88,710 Metro-Goldwyn-Mayer Inc.+   1,524,139    1,153,230
        200 Sunland Entertainment Co.
               Inc.+ ...............        2,500          100
                                     ------------ ------------
                                        1,898,473    1,424,119
                                     ------------ ------------
            EQUIPMENT -- 1.2%
     34,000 Allen Telecom Inc.+ ....      240,881      321,980
      1,000 Amphenol Corp., Cl. A+ .       15,588       38,000
        416 Avaya Inc.+ ............        9,761        1,019
      2,000 CommScope Inc.+ ........       29,407       15,800
     90,000 Corning Inc.+ ..........      950,824      297,900
      1,000 Furukawa Electric Co. Ltd.     15,169        2,099
      3,000 L-3 Communications
               Holdings Inc.+ ......       33,000      134,730
     80,000 Lucent Technologies Inc.+     486,490      100,800
     45,000 Motorola Inc. ..........      723,608      389,250
     25,000 Nortel Networks Corp.+ .      125,000       40,250
      6,000 Qualcomm Inc.+ .........       31,219      218,340
      6,000 Scientific-Atlanta Inc.        50,804       71,160
                                     ------------ ------------
                                        2,711,751    1,631,328
                                     ------------ ------------
            FOOD AND BEVERAGE -- 0.3%
     50,000 Allied Domecq plc ......      290,480      319,568
      5,282 Compass Group plc ......       37,648       28,062
        800 Dreyer's Grand Ice
               Cream Inc. ..........       53,834       56,768
                                     ------------ ------------
                                          381,962      404,398
                                     ------------ ------------
            SATELLITE -- 2.1%
        300 Asia Satellite
               Telecommunications
               Holdings Ltd., ADR ..        5,693        3,417
     28,000 EchoStar Communications
               Corp., Cl. A+ .......       91,970      623,280
    100,000 General Motors Corp.,
               Cl. H+ ..............    1,657,697    1,070,000
      5,000 Liberty Satellite & Technology
               Inc., Cl. A+ ........       14,450       13,250
     14,000 Lockheed Martin Corp. ..      401,069      808,500
     30,008 Loral Space & Communications
               Ltd.+ ...............       90,824       12,903
     10,000 PanAmSat Corp.+ ........      149,708      146,400
     45,000 Pegasus Communications
               Corp.+ ..............      493,902       58,950
      6,000 PT Indosat Tbk, ADR ....       58,079       64,500
                                     ------------ ------------
                                        2,963,392    2,801,200
                                     ------------ ------------
            TELECOMMUNICATIONS: LOCAL -- 6.5%
      4,266 Aliant Inc. ............       39,187       68,185
      3,000 Allegiance Telecom Inc.+       28,500        2,010
      7,000 ALLTEL Corp. ...........      372,121      357,000
      4,557 ATX Communications Inc.+       22,950        1,777
      4,000 Brasil Telecom Participacoes
               SA, ADR .............      231,474      101,000
    100,000 Broadwing Inc.+ ........      958,563      352,000
     47,000 CenturyTel Inc. ........    1,440,777    1,380,860
      2,000 Choice One Communications
               Inc.+ ...............          700          320
     93,000 Citizens Communications
               Co.+ ................    1,047,108      981,150

                                                     MARKET
   SHARES                                   COST     VALUE
 ---------                                  -----   ---------
     24,434 Commonwealth Telephone
               Enterprises Inc.+ ... $    829,449  $   875,715
     24,400 Commonwealth Telephone
               Enterprises Inc.,
               Cl. B+ ..............      318,107      896,700
      1,000 Jazztel plc, ADR+ ......        3,750          556
      3,000 Metromedia International
               Group Inc.+ (d) .....        8,775          300
     10,000 RCN Corp.+ .............       88,016        5,300
      9,655 Rogers Communications Inc.,
               Cl. B+ ..............      148,207       89,596
    120,345 Rogers Communications Inc.,
               Cl. B, ADR+ .........    1,077,724    1,128,836
      6,000 SBC Communications Inc.       145,321      162,660
     18,432 Tele Norte Leste Participacoes
               SA, ADR .............      252,380      135,475
     10,000 Telecom Argentina Stet France
               Telecom SA, ADR+ ....       26,440       22,500
     18,172 TeliaSonera AB .........       51,070       68,406
      4,000 Time Warner Telecom Inc.,
               Cl. A+ ..............       25,000        8,440
      3,000 USN Communications Inc.+       12,165            3
     50,000 Verizon Communications
               Inc. ................    1,934,890    1,937,500
                                     ------------ ------------
                                        9,062,674    8,576,289
                                     ------------ ------------
            TELECOMMUNICATIONS: LONG DISTANCE -- 2.1%
     22,000 AT&T Corp. .............      721,099      574,420
     10,000 BT Group plc, ADR ......      428,060      313,300
      5,000 Embratel Participacoes SA,
               ADR+ ................        4,150        5,350
     13,000 Global Crossing Ltd.+ ..       21,840          234
    285,646 Qwest Communications
               International Inc.+ .    1,754,990    1,428,230
      6,000 Rostelecom, ADR ........       41,408       42,660
     30,000 Sprint Corp. -
               FON Group ...........      475,872      434,400
      1,000 Startec Global
               Communications Corp.+        4,645            5
      1,666 Talk America Holdings
               Inc.+ ...............        2,529        9,330
     60,000 WorldCom Inc. -
               MCI Group ...........       15,900       10,800
                                     ------------ ------------
                                        3,470,493    2,818,729
                                     ------------ ------------
            TELECOMMUNICATIONS: NATIONAL -- 6.6%
     42,000 BCE Inc. ...............      870,637      756,420
     45,203 Cable & Wireless plc, ADR     775,679      105,323
     30,000 Compania de
               Telecomunicaciones
               de Chile SA, ADR ....      522,581      287,700
    172,000 Deutsche Telekom
               AG, ADR .............    2,452,472    2,184,400
     30,000 Elisa Communications Oyj,
               Cl. A+ ..............      340,642      180,068
      3,000 France Telecom SA, ADR .       48,120       53,310
      1,305 Hellenic Telecommunications
               Organization SA .....       18,163       14,379
        174 Japan Telecom Holdings
               Co. Ltd. ............      266,848      539,580
        500 Magyar Tavkozlesi Rt, ADR       9,650        8,900
         20 Nippon Telegraph
               & Telephone Corp. ...      123,433       72,638
     35,000 Philippine Long Distance
               Telephone Co., ADR+ .      646,419      176,050
      4,320 PT Telekomunikasi
               Indonesia, ADR ......       18,513       36,677
     48,000 Swisscom AG, ADR .......    1,353,535    1,368,480
      2,000 Telecom Corp.
               of New Zealand
               Ltd., ADR ...........       31,000       38,240
     58,412 Telefonica SA, ADR+ ....    1,597,439    1,552,007

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                                DECEMBER 31, 2002
                                                     MARKET
   SHARES                                   COST     VALUE
 ---------                                  -----   ---------
            COMMON STOCKS (CONTINUED)
            DISTRIBUTION COMPANIES (CONTINUED)
            TELECOMMUNICATIONS: NATIONAL (CONTINUED)
     19,000 Telefonos de Mexico SA de CV,
               Cl. L, ADR .......... $    177,884 $    607,620
      2,400 Telstra Corp. Ltd., ADR        30,324       29,952
     45,000 TELUS Corp. ............      810,821      497,063
     21,000 TELUS Corp., Non-Voting       456,807      214,682
                                     ------------ ------------
                                       10,550,967    8,723,489
                                     ------------ ------------
            WIRELESS COMMUNICATIONS -- 8.8%
     35,000 America Movil SA de CV,
               Cl. L, ADR ..........      444,579      502,600
     11,450 American Tower Corp.,
               Cl. A+ ..............      134,266       40,418
     65,747 AT&T Wireless Services
               Inc.+ ...............    1,012,912       371,471
     24,000 Jasmine International
               Public Co. Ltd.+ ....        5,040        1,114
     80,000 Leap Wireless International
               Inc.+ ...............       27,600       12,000
     29,600 mm02 plc, ADR+ .........      264,821      211,640
    105,000 Nextel Communications Inc.,
               Cl. A+ ..............    1,365,889    1,212,750
        500 NTT DoCoMo Inc. ........      762,806      922,727
     30,000 Price Communications
               Corp.+ ..............      293,906      414,900
    105,600 Rogers Wireless
               Communications Inc.,
               Cl. B+ ..............    1,488,438      929,280
     10,800 Rural Cellular Corp.,
               Cl. A+ ..............       22,788        9,180
     37,000 SK Telecom Co. Ltd., ADR      828,800      789,950
     25,000 Sprint Corp. - PCS Group+     267,053      109,500
      1,650 Tele Celular Sul
               Participacoes
               SA, ADR .............       26,380       12,969
      5,500 Tele Centro Oeste Celular
               Participacoes SA, ADR       16,487       22,000
        330 Tele Leste Celular
               Participacoes SA, ADR        8,827        2,079
        825 Tele Nordeste Celular
               Participacoes SA, ADR       12,175       12,622
        330 Tele Norte Celular
               Participacoes SA, ADR+       5,098        1,534
    380,000 Telecom Italia Mobile SpA   1,866,592    1,734,577
        825 Telemig Celular
               Participacoes SA, ADR       23,843       13,943
     75,000 Telephone & Data
               Systems Inc. ........    5,114,984    3,526,500
      6,600 Telesp Celular
               Participacoes SA, ADR+     211,036       20,130
     15,000 Total Access
               Communications plc+         66,339        8,325
      2,000 United States Cellular
               Corp.+ ..............      113,480       50,040
      6,000 Vimpel-Communications,
               ADR+ ................      103,613      192,060
     12,650 Vodafone Group plc, ADR       203,637      229,218
     26,000 Vodafone Libertel NV+ ..      268,172      277,742
     20,000 Western Wireless Corp.,
               Cl. A+ ..............       88,582      106,000
                                     ------------ ------------
                                       15,883,098   11,737,269
                                     ------------ ------------
            TOTAL DISTRIBUTION
              COMPANIES ............   80,184,263   69,090,434
                                     ------------ ------------
            TOTAL COMMON
              STOCKS ...............  134,189,706  125,126,769
                                     ------------ ------------

                                                     MARKET
   SHARES                                   COST     VALUE
 ---------                                  -----   ---------
            PREFERRED STOCKS -- 5.2%
            BROADCASTING -- 1.2%
      1,063 Granite Broadcasting Corp.,
               12.750% Pfd. ........ $    439,682  $   584,650
        100 Gray Television Inc.,
               8.000% Cv. Pfd.,
               Ser. C (c)(d) .......    1,000,000    1,020,000
                                     ------------ ------------
                                        1,439,682    1,604,650
                                     ------------ ------------
            BUSINESS SERVICES -- 0.8%
     10,000 Interep National Radio Sales Inc.,
               4.000% Cv. Pfd.,
               Ser. A+ (c) (d) .....    1,000,000    1,020,000
                                     ------------ ------------
            PUBLISHING -- 1.8%
    103,000 News Corp. Ltd.,
               Pfd., ADR ...........    2,541,580    2,332,950
                                     ------------ ------------
            TELECOMMUNICATIONS: LOCAL -- 1.4%
     40,000 Citizens Communications Co.,
               5.000% Cv. Pfd. .....    1,914,413    1,900,000
                                     ------------ ------------
            TOTAL PREFERRED
              STOCKS ...............    6,895,675    6,857,600
                                     ------------ ------------
  PRINCIPAL
   AMOUNT
  ---------
            CORPORATE BONDS -- 0.4%
            BUSINESS SERVICES -- 0.2%
   $ 50,000 BBN Corp., Sub. Deb. Cv.,
               6.000%, 04/01/12+
               (a)(d) ..............       49,459            0
    300,000 Trans-Lux Corp., Sub.
               Deb. Cv.,
               7.500%, 12/01/06 ....      288,256      240,000
                                     ------------ ------------
                                          337,715      240,000
                                     ------------ ------------
            ENTERTAINMENT -- 0.0%
     20,000 Boston Celtics L.P., Sub. Deb. Cv.,
               6.000%, 06/30/38 ....       12,262       16,400
                                     ------------ ------------
            HOTELS AND GAMING -- 0.2%
    300,000 Hilton Hotels Corp., Sub. Deb. Cv.,
               5.000%, 05/15/06 ....      259,492      288,750
                                     ------------ ------------
            PUBLISHING -- 0.0%
     66,560 Golden Books Family
               Entertainment Inc., PIK,
               10.750%, 12/31/04 (a)       59,865          998
                                     ------------ ------------
            TOTAL CORPORATE
              BONDS ................      669,334      546,148
                                     ------------ ------------
   SHARES
   ------
            WARRANTS -- 0.0%
            BUSINESS SERVICES -- 0.0%
     62,500 Interep National Radio
               Sales Inc.,
               05/06/2007+ (d) .....            0            0
                                     ------------ ------------
            PUBLISHING -- 0.0%
     25,000 Nation Multimedia Group+            0        1,636
                                     ------------ ------------
            TOTAL WARRANTS .........            0        1,636
                                     ------------ ------------

                See accompanying notes to financial statements.
                                       15

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                                DECEMBER 31, 2002
                                                     MARKET
                                             COST     VALUE
                                            -----   ---------
TOTAL INVESTMENTS -- 100.00% ....... $138,426,260 $132,532,153
                                     ============ ============
OTHER ASSETS IN EXCESS OF LIABILITIES ............     151,279
PREFERRED STOCK
  (926,025 preferred shares outstanding) ......... (23,150,625)
                                                  ------------
NET ASSETS -- COMMON STOCK
  (14,284,953 common shares outstanding) .........$109,532,807
                                                  ============
NET ASSET VALUE PER COMMON SHARE
   (109,532,807 / 14,284,953 shares outstanding) .       $7.67
                                                         =====

 PRINCIPAL                             SETTLEMENT NET UNREALIZED
   AMOUNT                                 DATE    APPRECIATION
   ------                                 ----    ------------
FORWARD FOREIGN EXCHANGE CONTRACTS
            Deliver Hong Kong Dollars
               in exchange for
$ 7,790,000(b) USD 998,270 ............08/01/03   $        496
                                                  ============
  -------------
             For Federal tax purposes:
             Aggregate cost ..................... $143,430,301
                                                  ============
             Gross unrealized appreciation ...... $ 19,201,277
             Gross unrealized depreciation ......  (30,099,425)
                                                  ------------
             Net unrealized depreciation ........ $(10,898,148)
                                                  ============
  -------------
 (a)   Security in default.
 (b)   Principal amount denoted in Hong Kong Dollars.
 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of Rule 144A securities amounted to $2,040,000 or 1.54% of total investments.
 (d) Securities fair valued under procedures established by the Board of Directors.
 +     Non-income producing security.
 ADR - American Depository Receipt.
 PIK - Paid in Kind.
 USD - United States Dollars.
                                       % OF
                                      MARKET         MARKET
                                       VALUE         VALUE
                                    ------------  ------------
       GEOGRAPHIC DIVERSIFICATION
       United States .................  74.5%       98,665,505
       Europe ........................  11.5        15,273,408
       Asia/Pacific Rim ..............   6.3         8,402,103
       Latin America .................   4.3         5,706,907
       Canada ........................   3.4         4,484,230
                                       -----      ------------
       Total Investments ............. 100.0%     $132,532,153
                                       =====      ============


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

ASSETS:
  Investments, at value (Cost $138,426,260) ...........  $132,532,153
  Cash and foreign currency, at value (Cost $242,284) .       244,066
  Dividends and interest receivable ...................       183,166
  Receivable for investments sold .....................     2,187,249
  Unrealized appreciation on forward foreign
    exchange contract .................................           496
                                                         ------------
  TOTAL ASSETS ........................................   135,147,130
                                                         ------------
LIABILITIES:
  Payable for investments purchased ...................     2,106,344
  Dividends payable ...................................        30,559
  Payable for investment advisory fees ................        90,096
  Payable for audit and legal fees ....................        52,600
  Payable for shareholder communications fees .........        87,509
  Other accrued expenses and liabilities ..............        96,590
                                                         ------------
  TOTAL LIABILITIES ...................................     2,463,698
                                                         ------------
PREFERRED STOCK:
  Cumulative Preferred Stock (7.92%, $25.00
    liquidation value, $0.001 par value,
    2,000,000 shares authorized with
    926,025 shares issued and outstanding) ............    23,150,625
                                                         ------------
  TOTAL PREFERRED STOCK ...............................    23,150,625
                                                         ------------
NET ASSETS ATTRIBUTABLE TO COMMON STOCK
  SHAREHOLDERS ........................................  $109,532,807
                                                         ============
NET ASSETS ATTRIBUTABLE TO COMMON STOCK
  SHAREHOLDERS CONSIST OF:
  Capital stock, at par value .........................        14,285
  Additional paid-in capital ..........................   120,434,096
  Accumulated net realized loss on investments
    and foreign currency transactions .................    (5,024,961)
  Net unrealized appreciation on investments
    and foreign currency transactions .................    (5,890,613)
                                                         ------------
  TOTAL NET ASSETS ....................................  $109,532,807
                                                         ============
NET ASSET VALUE PER COMMON SHARE
  ($109,532,807 / 14,284,953 shares outstanding;
  200,000,000 shares authorized of $0.001 par value) ..       $7.67
                                                              ======


                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $89,018) .........  $  1,515,435
  Interest ............................................       246,268
                                                         ------------
  TOTAL INVESTMENT INCOME .............................     1,761,703
                                                         ------------
EXPENSES:
  Investment advisory fees ............................     1,174,239
  Shareholder communications expenses .................       195,057
  Shareholder services fees ...........................       136,800
  Payroll .............................................        75,000
  Directors' fees .....................................        63,827
  Custodian fees ......................................        49,097
  Legal and audit fees ................................        29,197
  Miscellaneous expenses ..............................        84,758
                                                         ------------
  TOTAL EXPENSES ......................................     1,807,975
                                                         ------------
  NET INVESTMENT LOSS .................................       (46,272)
                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on investments ....................     1,821,636
  Net realized loss on foreign currency transactions ..          (581)
                                                         ------------
  Net realized gain on investments and foreign
    currency transactions .............................     1,821,055
                                                         ------------
  Net change in net unrealized depreciation on
    investments and foreign currency transactions .....   (40,300,249)
                                                         ------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS .....   (38,479,194)
                                                         ------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ...................................  $(38,525,466)
                                                         ------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net realized long-term gains on investments and
    foreign currency transactions .....................    (2,359,821)
                                                         ------------
  TOTAL DISTRIBUTIONS TO PREFERRED STOCK
    SHAREHOLDERS ......................................    (2,359,821)
                                                         ------------
  NET DECREASE IN NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS
    RESULTING FROM OPERATIONS .........................  $(40,885,287)
                                                         ============

                       STATEMENT OF CHANGES IN NET ASSETS
                                                      YEAR ENDED             YEAR ENDED
                                                  DECEMBER 31, 2002      DECEMBER 31, 2001
                                                 -------------------    -------------------
OPERATIONS:
  Net investment loss ................................$    (46,272)        $   (300,849)
  Net realized gain (loss) on investments
    and foreign currency transactions ................   1,821,055           (1,655,057)
  Net change in unrealized depreciation
    of investments and foreign
    currency transactions ............................ (40,300,249)         (18,935,914)
                                                      ------------         ------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .................................. (38,525,466)         (20,891,820)
                                                      ------------         ------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net realized long-term gains on investments and
    foreign currency transactions ....................  (2,359,821)          (2,444,706)
                                                      ------------         ------------
  TOTAL DISTRIBUTIONS TO PREFERRED
    STOCK SHAREHOLDERS ...............................  (2,359,821)          (2,444,706)
                                                      ------------         ------------
  NET DECREASE IN NET ASSETS ATTRIBUTABLE
    TO COMMON STOCK SHAREHOLDERS
    RESULTING FROM OPERATIONS ........................ (40,885,287)         (23,336,526)
                                                       ------------         ------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
  Net investment income ..............................          --             (83,073)
  Net realized gain on investments and
    foreign currency transactions ....................          --            (782,781)
                                                      ------------         ------------
  TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ...          --             (865,854)
                                                      ------------         ------------
TRUST SHARE TRANSACTIONS:
  Net decrease from repurchase of common shares ......    (253,454)            (152,030)
                                                      ------------         ------------
  NET DECREASE IN NET ASSETS FROM TRUST
    SHARE TRANSACTIONS ...............................    (253,454)            (152,030)
                                                      ------------         ------------
  NET DECREASE IN NET ASSETS ......................... (41,138,741)         (24,354,410)
                                                      ------------         ------------
NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS:
  Beginning of period ................................ 150,671,548          175,025,958
                                                      ------------         ------------
  End of period ......................................$109,532,807         $150,671,548
                                                      ============         ============


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital with income as a secondary objective. The Multimedia Trust had no operations prior to November 15, 1994, other than the sale of 10,000 shares of common stock for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust"). Investment operations commenced on November 15, 1994.

     Effective August 1, 2002, the Multimedia Trust modified its non-fundamental investment policy to increase, from 65% to 80%, the portion of its assets that it will invest, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options and warrants of companies in the telecommunications, media, publishing and entertainment industries (the "80% Policy").

     The 80% Policy may be changed without shareholder approval. However, the Multimedia Trust has adopted a policy to provide shareholders with at least 60 days' notice of the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Multimedia Trust in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded in foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or markets. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price on that day. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

     REPURCHASE AGREEMENTS. The Multimedia Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Multimedia Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Multimedia Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Multimedia Trust's holding period. The Multimedia Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Multimedia Trust in each agreement. The Multimedia Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Multimedia Trust may be delayed or limited.

     SECURITIES SOLD SHORT. A short sale involves selling a security which the Multimedia Trust does not own. The proceeds received for short sales are recorded as liabilities and the Multimedia Trust records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Multimedia Trust records a realized gain or loss when the short position is closed out. By entering into a short sale, the Multimedia Trust bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Multimedia Trust on the ex-dividend date and interest expense is recorded on the accrual basis.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)

     FORWARD FOREIGN EXCHANGE CONTRACTS. The Multimedia Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Multimedia Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Multimedia Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Multimedia Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     FOREIGN CURRENCY TRANSLATION. The books and records of the Multimedia Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Multimedia Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders of the Multimedia Trust's 7.92% Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States.

     For the year ended December 31, 2002, reclassifications were made to decrease accumulated net investment loss for $46,272 and to increase accumulated net realized loss on investments and foreign currency transactions for $32,684, with an offsetting adjustment to additional paid-in capital.

      The tax character of distributions paid during the fiscal year ended December 31, 2002 and December 31, 2001 were as follows:

                                                     YEAR ENDED                           YEAR ENDED
                                                 DECEMBER 31, 2002                     DECEMBER 31, 2001
                                            ---------------------------          ---------------------------
                                              Common         Preferred            Common           Preferred
                                            ----------       ----------          ---------        ----------
    DISTRIBUTIONS PAID FROM:
    Ordinary income
      (inclusive of short term
       capital gain) ...................            --               --           $235,110                --
    Net long term capital gain .........            --       $2,359,821            630,744        $2,444,706
                                            ----------       ----------          ---------        ----------
    Total distributions paid ...........            --       $2,359,821           $865,854        $2,444,706
                                            ==========       ==========          =========        ==========

     PROVISION FOR INCOME TAXES. The Multimedia Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      As of December 31, 2002, the components of accumulated earnings/(losses) on a tax basis were as follows:

    Undistributed long term capital gain ..................... $      9,638
    Net unrealized depreciation ..............................  (10,894,653)
    Other - dividends payable ................................      (30,559)
                                                               ------------
    Total accumulated loss ................................... $(10,915,574)
                                                               ============
                                       19

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Multimedia Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Multimedia Trust will pay the Adviser on the first business day of each month a fee for the previous month equal on an annual basis to 1.00% of the value of the Multimedia Trust's average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Multimedia Trust's portfolio and oversees the administration of all aspects of the Multimedia Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Multimedia Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. For the year ended December 31, 2002, the Multimedia Trust's total return on the net asset value of the common shares did not exceed the stated dividend rate of the Cumulative Preferred Stock. Thus, such management fees were not earned on the incremental assets.

     During the year ended December 31, 2002, Gabelli & Company, Inc. and its affiliates received $42,112 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Multimedia Trust.

     The cost of calculating the Trust's net asset value per share is a Trust expense pursuant to the Investment Advisory Agreement between the Trust and the Adviser. During fiscal 2002, the Multimedia Trust reimbursed the Adviser $34,800 in connection with the cost of computing the Trust's net asset value.

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short-term securities, for the year ended December 31, 2002 aggregated $30,923,553 and $23,812,090, respectively.

5. CAPITAL. The Articles of Incorporation, dated March 31, 1994, permit the Multimedia Trust to issue 200,000,000 shares of common stock (par value $0.001). The Board of Directors of the Multimedia Trust has authorized the repurchase of up to 1,000,000 shares of the Multimedia Trust's outstanding common stock. During the year ended December 31, 2002, the Multimedia Trust repurchased 30,700 shares of its common stock in the open market at a cost of $253,454 and an average discount of approximately 10.53% from its net asset value. During the year ended December 31, 2001, the Multimedia Trust repurchased 24,200 shares of its common stock in the open market at a cost of $152,030 and an average discount of approximately 12.76% from its net asset value. All shares of common stock repurchased have been retired.

     Transactions in capital stock were as follows:

                                                         YEAR ENDED                            YEAR ENDED
                                                      DECEMBER 31, 2002                     DECEMBER 31, 2001
                                               ----------------------------              ------------------------
                                                Shares              Amount               Shares          Amount
                                               -------            ---------              --------       ---------
Net decrease from repurchase of
   common shares ............................. (30,700)           $(253,454)             (24,200)       $(152,030)
                                               -------            ---------              --------       ---------
Net decrease ................................. (30,700)           $(253,454)             (24,200)       $(152,030)
                                               =======            =========              ========       =========

     The Multimedia Trust's Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to Common Shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Multimedia Trust is required to meet certain asset coverage tests as required by the 1940 Act and by the shares' Articles Supplementary with respect to the Cumulative Preferred Stock. If the Multimedia Trust fails to meet these requirements and does not correct such failure, the Multimedia Trust may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Multimedia Trust's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. Commencing June 1, 2002 and thereafter, the Multimedia Trust, at its option, may redeem the Cumulative Preferred Stock in whole or in part at the redemption price. On November 12, 2002, the Fund redeemed 25% (308,675 shares) of its outstanding 7.92% Cumulative Preferred Stock at the redemption price of $25.00 per Preferred Share plus accumulated and unpaid dividends through the redemption date of $0.2530 per Preferred Share. At December 31, 2002, 926,025 shares of the Cumulative Preferred Stock were outstanding at the fixed dividend rate of 7.92 percent per share and accrued dividends amounted to $30,559. The income received on the Multimedia Trust's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)

     The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of common stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Multimedia Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

     Under Emerging Issues Task Force (EITF) promulgating Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Fund's Cumulative Preferred Stock, which was previously classified as a component of net assets, has been reclassified outside of permanent equity (net assets attributable to common stock shareholders) in the accompanying financial statements. Prior year amounts have also been reclassified to conform with this presentation. The impact of this reclassification creates no change to the net assets available to common shareholders.

6. INDUSTRY CONCENTRATION. Because the Multimedia Trust primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A MULTIMEDIA TRUST COMMON SHARE
  OUTSTANDING THROUGHOUT EACH PERIOD:                                              YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------------------
OPERATING PERFORMANCE:                                            2002           2001          2000           1999          1998
                                                                --------       --------      --------       --------     --------
  Net asset value, beginning of period ........................ $  10.52       $  12.21      $  19.90       $  12.20     $   9.91
                                                                --------       --------      --------       --------     --------
  Net investment income (loss) ................................    (0.00)(a)      (0.02)         0.21          (0.05)       (0.03)
  Net realized and unrealized gain (loss) on investments ......    (2.68)         (1.44)        (4.74)         11.54         3.33
                                                                --------       --------      --------       --------     --------
  Total from investment operations ............................    (2.68)         (1.46)        (4.53)         11.49         3.30
                                                                --------       --------      --------       --------     --------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net investment income .......................................       --             --         (0.02)            --           --
  Net realized gain on investments ............................    (0.17)         (0.17)        (0.18)         (0.23)       (0.23)
                                                                --------       --------      --------       --------     --------
  Total distributions to preferred stock shareholders .........    (0.17)         (0.17)        (0.20)         (0.23)       (0.23)
                                                                --------       --------      --------       --------     --------
  NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE
    TO COMMON STOCK SHAREHOLDERS RESULTING
    FROM OPERATIONS ...........................................    (2.85)         (1.63)        (4.73)         11.26         3.07
                                                                --------       --------      --------       --------     --------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
  Net investment income .......................................       --          (0.00)(a)     (0.16)            --           --
  Net realized gain on investments ............................       --          (0.06)        (1.41)         (3.62)       (0.80)
  In excess of net investment income and/or net
    realized gain on investments ..............................       --             --            --             --           --
                                                                --------       --------      --------       --------     --------
  Total distributions to common stock shareholders ............       --          (0.06)        (1.57)         (3.62)       (0.80)
                                                                --------       --------      --------       --------     --------
CAPITAL SHARE TRANSACTIONS:
  Increase (decrease) in net asset value from
    common stock share transactions ...........................     0.00(a)          --         (1.35)          0.06         0.02
  Offering expenses charged to capital surplus                        --             --         (0.04)            --           --
                                                                --------       --------      --------       --------     --------
  Total capital share transactions ............................     0.00(a)          --         (1.39)          0.06         0.02
                                                                --------       --------      --------       --------     --------
  NET ASSET VALUE ATTRIBUTABLE TO COMMON STOCK
    SHAREHOLDERS, END OF PERIOD ............................... $   7.67       $  10.52      $  12.21       $  19.90     $  12.20
                                                                ========       ========      ========       ========     ========
  Net asset value total return* ...............................   (27.1)%         (13.3)%       (24.9)%         96.6%        33.0%
                                                                ========       ========      ========       ========     ========
  Market value, end of period ................................. $   6.40       $   9.01      $  10.31       $  18.75     $  10.94
                                                                ========       ========      ========       ========     ========
  Total investment return** ...................................    (29.0)%        (12.1)%       (35.0)%        106.6%        35.1%
                                                                ========       ========      ========       ========     ========
RATIOS AND SUPPLEMENTAL DATA:
  Net assets including liquidation value of preferred shares,
    end of period (in 000's) .................................. $132,683       $181,539      $205,893       $246,488     $163,742
  Net assets attributable to common shares,
    end of period (in 000's) .................................. $109,533       $150,672      $175,026       $215,238     $132,492
  Ratio of net investment income (loss) to average net assets
    attributable to common shares .............................    (0.04)%        (0.18)%        1.36%         (0.30)%      (0.32)%
  Ratio of operating expenses to average net assets
    attributable to common shares .............................     1.46%          1.34%         1.46%          1.56%        2.53%
  Ratio of operating expenses to average total net assets
    including liquidation value of preferred shares ...........     1.18%          1.13%         1.27%          1.32%        2.01%
  Portfolio turnover rate .....................................     16.6%          25.4%         29.9%          43.1%        44.6%
PREFERRED STOCK:
  Liquidation value, end of period (in 000's) ................. $  23,151      $ 30,868      $ 30,868       $ 31,250     $ 31,250
  Total shares outstanding (in 000's) .........................      926          1,235         1,235          1,250        1,250
  Liquidation preference per share ............................ $  25.00       $  25.00      $  25.00       $  25.00     $  25.00
  Average market value (b) .................................... $  25.75       $  25.50      $  23.54       $  25.13     $  25.96
  Asset coverage ..............................................      573%           588%          667%           789%         524%
  Asset coverage per share .................................... $ 143.28       $ 147.03      $ 166.76       $ 197.19     $ 112.97



--------------------------------------------------------------------------------
(a) Amount represents less than $0.005 per share.
(b) Based on weekly prices.
* Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
** Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Gabelli Global Multimedia Trust Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Multimedia Trust Inc. (the "Trust") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                  /S/ PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036
February 13, 2003

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of the Trust are managed under the direction of the Trust's Board of Directors. Information pertaining to the Directors and officers of the Trust is set forth below. The Trust's Statement of Additional Information includes additional information about The Gabelli Global Multimedia Trust Inc. Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Multimedia Trust Inc. at One Corporate Center, Rye, NY 10580.

                         TERM OF      NUMBER OF
                       OFFICE AND   FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF      COMPLEX
    ADDRESS 1              TIME       OVERSEEN BY    PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIPS
    AND AGE              SERVED 2      DIRECTOR      DURING PAST FIVE YEARS                         HELD BY DIRECTOR
----------------         --------    ------------    ----------------------                         ----------------

INTERESTED DIRECTORS 3:
----------------------
MARIO J. GABELLI         Since 1994**   22           Chairman of the Board and Chief Executive      Director of Morgan Group
Director, President and                              Officer of Gabelli Asset Management Inc. and   Holdings, Inc.(holding
Chief Investment Officer                             Chief Investment Officer of Gabelli Funds,     company); Vice Chairman
Age: 60                                              LLC and GAMCO Investors, Inc.;                 of Lynch Corporation
                                                     Chairman and Chief Executive Officer of        (diversified manufacturing)
                                                     Lynch Interactive Corporation (multimedia
                                                     and services)

KARL OTTO POHL           Since 1994*    31           Member of the Shareholder Committee of         Director of Gabelli Asset
Director                                             Sal Oppenheim Jr. & Cie (private invest-       Management Inc. (investment
Age: 73                                              ment bank); Former President of the            management); Chairman, Incentive
                                                     Deutsche Bundesbank and Chairman of its        Capital and Incentive Asset
                                                     Central Bank Council (1980-1991)               Management (Zurich); Director
                                                                                                    at Sal Oppenheim Jr. & Cie,
                                                                                                    Zurich

NON-INTERESTED DIRECTORS:
------------------------
THOMAS E. BRATTER        Since 1994**   3            Director, President and Founder, The John                    --
Director                                             Dewey Academy (residential college
Age: 63                                              preparatory therapeutic high school)

ANTHONY J. COLAVITA 4    Since 2001**   33           President and Attorney at Law in the law firm                --
Director                                             of Anthony J. Colavita, P.C.
Age: 67

JAMES P. CONN 4          Since 1994*    11           Former Managing Director and Chief Investment  Director of LaQuinta Corp.
Director                                             Officer of Financial Security Assurance        (hotels) and First Republic Bank
Age: 64                                              Holdings Ltd. (1992-1998)

FRANK J. FAHRENKOPF JR.  Since 1999***  3            President and Chief Executive Officer of the                 --
Director                                             American Gaming Association since June
Age: 63                                              1995; Partner of Hogan & Hartson (law
                                                     firm); Chairman of International Trade
                                                     Practice Group; Co-Chairman of the
                                                     Commission on Presidential Debates;
                                                     Former Chairman of the Republican
                                                     National Committee

ANTHONY R. PUSTORINO     Since 1994*    17           Certified Public Accountant; Professor                       --
Director                                             Emeritus, Pace University
Age: 77

WERNER J. ROEDER, MD     Since 1999***  26           Vice President/Medical Affairs of Lawrence                   --
Director                                             Hospital Center and practicing private physician
Age: 62

SALVATORE J. ZIZZA       Since 1994***  9            Chairman, Hallmark Electrical Supplies Corp.;  Director of Hollis Eden
Director                                             Former Executive Vice President of FMG Group   Pharmaceuticals
Age: 57                                              (OTC), a healthcare provider; Former
                                                     President and Chief Executive Officer of the
                                                     Lehigh Group Inc., an interior construction
                                                     company, through 1997


                                       24



                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
               ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)

                         TERM OF      NUMBER OF
                       OFFICE AND   FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF      COMPLEX
    ADDRESS 1              TIME       OVERSEEN BY    PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIPS
    AND AGE              SERVED 2      DIRECTOR      DURING PAST FIVE YEARS                         HELD BY DIRECTOR
----------------         --------    ------------    ----------------------                         ----------------
------
OFFICERS:
-------
BRUCE N. ALPERT          Since 1994     --           Executive Vice President and Chief Operating                 --
Vice President and                                   Officer of Gabelli Funds, LLC since 1988 and
Treasurer                                            an officer of all mutual funds advised by
Age: 51                                              Gabelli Funds, LLC and its affiliates
                                                     Director and President of the Gabelli
                                                     Advisors, Inc.

PETER W. LATARTARA       Since 1998     --           Vice President of the Trust since 1998.                      --
Vice President                                       Vice President of Gabelli & Company, Inc.
Age: 35                                              since 1996.

STEVEN D. LAROSA         Since 2002     --           Assistant Vice President of Gabelli Funds,LLC                --
Assistant Vice President                             since 2000. Prior to 2000, student at Boston College.
Age: 24

JAMES E. MCKEE           Since 1995     --           Vice President, General Counsel and Secretary                --
Secretary                                            of Gabelli Asset Management Inc. since 1999
Age: 39                                              and GAMCO Investors, Inc. since 1993; Secretary
                                                     of all mutual funds advised by Gabelli Advisers,
                                                     Inc. and Gabelli Funds, LLC.

-------------------------
1     Address:One Corporate Center, Rye, NY 10580, unless otherwise noted.
2 The Trust's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
* - Term expires at the Trust's 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
** - Term expires at the Trust's 2004 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
*** - Term expires at the Trust's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
3 "Interested person" of the Trust as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Trust's investment adviser.
4     Represents holders of the Trust's 7.92% Cumulative Preferred Stock.

--------------------------------------------------------------------------------
                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                            AND YOUR PERSONAL PRIVACY

     WHO ARE WE?
     The Gabelli Global Multimedia Trust Inc. (the "Trust") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, which is affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     When you purchase shares of the Trust on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order,
     for  example,   to  participate  in  our  dividend   reinvestment  plan.

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US. This would include information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2002

CASH DIVIDENDS AND DISTRIBUTIONS
                                           TOTAL AMOUNT    ORDINARY    LONG-TERM
                        PAYABLE    RECORD      PAID        INVESTMENT    CAPITAL
                         DATE       DATE     PER SHARE       INCOME       GAINS
                       --------   --------    -------      -----------  --------
PREFERRED SHARES
                       03/26/02   03/19/02    $0.4950         --         $0.4950
                       06/26/02   06/19/02     0.4950         --          0.4950
                       09/26/02   09/19/02     0.4950         --          0.4950
                       12/26/02   12/18/02     0.4950         --          0.4950
                                              -------     ------         -------
                                              $1.9800         --         $1.9800

    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2002 tax returns. 93.40% of the long-term capital gains paid to preferred shareholders by the Multimedia Trust in 2002 was classified as "Qualified 5-Year Gains" and reported in box 2c of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

NON-TAXABLE RETURN OF CAPITAL
    The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There was no return of capital in 2002.

CORPORATE DIVIDENDS RECEIVED DEDUCTION AND U.S. GOVERNMENT SECURITIES INCOME
    The Multimedia Trust did not pay an ordinary income dividend in 2002 to the Common or Preferred stockholders.

                 HISTORICAL DISTRIBUTION SUMMARY - COMMON STOCK

                                            SHORT-          LONG-
                                             TERM           TERM        NON-TAXABLE                        ADJUSTMENT
                         INVESTMENT         CAPITAL        CAPITAL       RETURN OF          TOTAL              TO
                           INCOME          GAINS(B)         GAINS         CAPITAL       DISTRIBUTIONS      COST BASIS
                          --------         -------         -------       -------           ------           --------
    2002 .................      --              --              --            --               --               --
    2001 ................. $0.0058         $0.0106         $0.0436            --           0.0600               --
    2000(a) ..............  0.1630          0.2088          1.2032            --           1.5750               --
    1999 .................      --          1.2834          2.3366            --           3.6200               --
    1998 .................      --          0.1995          0.6005            --           0.8000               --
    1997 .................  0.0058          0.2682          0.5760            --           0.8500               --
    1996 .................  0.0103          0.0790          0.2857            --           0.3750               --
    1995(c) ..............  0.0788          0.1529          0.0183            --           0.2500               --
    1994 .................  0.0305          0.0010          0.0014       $0.0171           0.0500           $0.0171(d)

                HISTORICAL DISTRIBUTION SUMMARY - PREFERRED STOCK

                                            SHORT-          LONG-
                                             TERM           TERM        NON-TAXABLE                        ADJUSTMENT
                         INVESTMENT         CAPITAL        CAPITAL       RETURN OF          TOTAL              TO
                           INCOME          GAINS(B)         GAINS         CAPITAL       DISTRIBUTIONS      COST BASIS
                          --------         -------         -------       -------           ------           --------
    2002 .................      --              --         $1.9800            --          $1.9800               --
    2001 .................      --              --          1.9800            --           1.9800               --
    2000 ................. $0.2150         $0.2390          1.5260            --           1.9800               --
    1999 .................      --          0.7020          1.2780            --           1.9800               --
    1998 .................      --          0.4936          1.4864            --           1.9800               --
    1997 .................  0.0077          0.3523          0.7565            --           1.1165               --

--------------------------
(a) On June 19, 2000, the Company also distributed Rights equivalent to $1.46 per share based upon full subscription of all issued shares.
(b) Taxable as ordinary income.
(c) On August 11, 1995, the Company also distributed Rights equivalent to $0.46 per share based upon full subscription of all issued shares.
(d) Decrease in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.


        -----------------------------------------------------------------
        The Annual Meeting of the Multimedia Trust's stockholders will be held at 10:00 A.M. on Monday, May 12, 2003, at The Bruce Museum,
                  One Museum Drive in Greenwich, Connecticut.
        -----------------------------------------------------------------

                             DIRECTORS AND OFFICERS

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR EMERITUS, PACE UNIVERSITY

Werner J. Roeder, MD
  VICE PRESIDENT/MEDICAL AFFAIRS
  LAWRENCE HOSPITAL CENTER

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

Steven D. LaRosa
  ASSISTANT VICE PRESIDENT

James E. McKee
  SECRETARY

INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1422

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

EquiServe TrustCompany

COUNSEL

Willkie Farr & Gallagher

STOCK EXCHANGE LISTING

                           COMMON    7.92% PREFERRED
                           ------    ---------------
NYSE-Symbol:                 GGT         GGT Pr
Shares Outstanding:      14,284,953      926,025

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

------------------------------------------------
For general information about the Gabelli Funds,
call 800-GABELLI (800-422-3554), fax us at
914-921-5118, visit Gabelli Funds' Internet
homepage at: WWW.GABELLI.COM
or e-mail us at: closedend@gabelli.com
------------------------------------------------
  ------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its common stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Multimedia Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
  ------------------------------------------------------------------------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

                        PHONE: 800-GABELLI (800-422-3554)
                   FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM

                                                                  GBFMT-AR-12/02